Charting New Territory
Charting New Territory
St. Louis
Fayetteville
Tulsa
Memphis
Little Rock
Dallas
Shreveport
Monroe
Baton Rouge
Lafayette
New Orleans
New Iberia
Houma
Annual Report 2006
IBERIABANK Corporation™

2007 Annual Shareholders’ Meeting Presentation

Forward Looking Statements
Disclaimer
This presentation contains or may contain statements  that constitute “forward-
looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe”
and similar terms.  Such forward-looking statements may relate to expected operating results, future plans, strategies, objectives, projections and expectations, anticipated events or trends, the closing of announced transactions and similar expressions concerning matters that are not historical facts.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the
SEC.  Except to the extent required by law, IBERIABANK Corporation undertakes no obligation to update any of the forward-looking statements contained in this presentation.

Presentation Outline
• Introduction
• Local Focus
• Financial Performance
• Risk Characteristics
• Strategic Initiatives
• Investor Perspective
Strategic Initiatives
– Branch Expansion
– Strategic Hires
– Arkansas Acquisitions
– New Businesses
– Efficiency Improvements

IBERIABANK Corporation™

CANADA
ANCIENNE
TOIRE ORÉGON
LOUISIANE ACQUISE DE LA FRANCE
par le traité du 30 Avril 1803
Pour 15 millions de Dollars
TERRITOIRE MISSOURI
TERRITOIRE NORD-OUEST
CÉDÉ PAR L'ANGLETERRE
LAC SUPÉRIEUR
TERRITOIRE MICHIGAN
ILLINOIS
INDIANA
OHIO
MISSOURI
KENTUCKY
TENNESSEE
TERRITOIRE D'ARKANSA
MISSISSIPI
ALABAMA
LOUISIANE
GÉORGIE
VIRGINIE
PENSYLVANIE
CAROLINE SEPTENTRIONALE
TERRITOIRE DES FLORIDES
GOLFE DU MEXIQUE
MEXIQUE
CARTE
PROGRESSIVE DES DIVERS ÉTATS
L'UNION CONSTITUTIONNELLE
ÉTATS-UNIS
RIQUE DU NORD.
1825.

Introduction • This Year’s Theme • Strong Historical Ties Between Louisiana And Arkansas • Pioneering Effort And Expansion • Trailblazing Under Adverse Conditions

Introduction
• Our Organization Was Founded In 1887
• $4.5 Billion Financial Holding Company
• 2
nd
Largest Financial Institution With HQ In Louisiana
• Diversified, Yet Strategically Concentrated
• Client Focus And Local Decision-Making
• Exceptionally Talented, Hard Working Associates
• Well Seasoned Leaders Throughout The Company
• 10 Years Ago - 19 Offices In 8 Parishes In LA
• Now - 142 Offices In LA, AR, TN, OK, MS, TX, MO, IL

IBERIABANK Corporation™

Locations

IBERIABANK Branches	50
Pulaski Bank/Central Ark	13
Pulaski Bank/NE Ark	19
Pulaski Mortgage	21
Southern Mortgage	1
IBERIABANK Mortgage offices	6
Lenders Title	22
United Title of LA	10
	142

St. Louis
Fayetteville
Jonesboro
Tulsa
Memphis
Little Rock
Shreveport
Monroe
Dallas
Baton Rouge
Acadiana
New Orleans
Legend
IBERIABANK
Pulaski Bank
Pulaski / IBERIABANK Mortgage
Lenders/United Title

Company Locations Bank - 82 Mortgage - 28 Title - 32 Louisiana - 50 Arkansas - 29 Tennessee - 2 Oklahoma - 1 Arkansas - 9 Louisiana - 6 Memphis - 5 Dallas - 4 Other - 4 Arkansas - 22 Louisiana - 10

Local Focus

IBERIABANK Corporation™

JPMorganChase
CapitalOne
REGIONS BANK
WHITNEY
BancorpSouth
Hancock Bank

Bank of America
REGIONS BANK
usbancorp
BancorpSouth
ARVEST

FIRST HORIZON
REGIONS BANK
SUNTRUST
WACHOVIA
SYNOVUS

Local Focus
• Corporate Board – Louisiana And Arkansas
• Advisory Boards – Local Connectivity
• Many Local Competitors Are Large, Clumsy Mega-Banks
Louisiana
Arkansas Memphis, TN
$1.4 Tril
$150 Bil
$143 Bil
$10 Bil
$12 Bil
$6 Bil
$38 Bil
$219 Bil
$707 Bil
$182 Bil
$1.5 Tril
$143 Bil
$32 Bil
$12 Bil
$8 Bil
$143 Bil

Financial Performance

IBERIABANK Corporation™

Assets ($ in Millions)
4Q94
1Q95
2Q95
3Q95
4Q95
1Q96
2Q96
3Q96
4Q96
1Q97
2Q97
3Q97
4Q97
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

Financial Performance
Long-Term Asset Growth
• Significant
Asset Growth
• Until Recently,
Fairly Balanced
Between
Organic And
Acquisitions
• Arkansas
Deals Elevated
Acquisitions
• Assets Up 43%
Since YE 2006
$-
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
$4,000
$4,400
$4,800

IBERIABANK Corporation™

Average Loans And Deposit Balances

Total Loans And Deposits ($ Millions)
(% Change Versus Prior Year)
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
Loans
Deposits
2000
2001
2002
2003
2004
2005
2006
1Q-06
2Q-06
3Q-06
4Q-06
at 12/31/06
Average Annual Balances
Quarterly Averages

Financial Performance Quarterly Loan Deposit Growth • Strong Growth Throughout 2006 • Some Seasonal Influences • Loan And Deposit Growth In All Markets

Annual Net Income
Annual Net Income ($ Millions, After-Tax)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
One-Time Hurricane Related Expenses in 2005
One-Time Merger Costs
Reported Net Income
$13.0
$14.5
$18.5
$23.6
$27.3
$32.0
$9.6
$0.4
$22.0
$35.7
$0.3
$33.7
2000
2001
2002
2003
2004
2005
2006

Financial Performance Net Income Growth • +12% Net Income Growth On Recurring Basis • 5-Year Compounded Annual Growth Of +20%

Annual Fully-Diluted Earnings Per Share
Annual Fully Diluted EPS ($ Per Share)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0
One-Time Hurricane Related Expenses in 2005
One-Time Merger Costs
Reported EPS
$1.70
$1.89
$2.42
$2.74
$3.01
$3.29
$0.99
$0.06
$2.24
$3.60
$0.03
$3.57
2000
2001
2002
2003
2004
2005
2006

Financial Performance EPS Growth • +9% EPS Growth On Recurring Basis • 5-Year Compound ed Annual Growth Of +14% • Peers EPS Growth Of +10%

IBERIABANK Corporation™

EPS Results On Guidance-Basis

$ Per Fully Diluted Share
Stated Comfort Range
$3.80
$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.70
$1.72
$1.68
$1.89
$1.93
$1.89
$2.15
$2.12
$2.08
$2.74
$2.74
$2.70
$3.01
$3.04
$3.00
$3.27
$3.32
$3.24
$3.59
$3.62
$3.57
2000
2001
2002
2003
2004
2005
2006

Excludes One-Time Merger Related Costs And Changes In Accounting Treatment

Financial Performance Delivering Within Expectations • EPS Guidance Provided To Investors In The Fall • Narrow Range Projected Each Year Since 2000 • Within, Or Above Range Every Year

Risk Characteristics

Risk Characteristics
Significant Potential Risks
• Operational Risk – Improved Systems & Controls
• Growth Risk – Favorable Business Mix
• Geographic Risk – Geographically Diversified
• Acquisition Risk – Deals Completed And Converted
• Market Risk – Improved Liquidity And Coverage
• Interest Rate Risk – Fairly Balanced
• Credit Risk – Unique Credit Culture
• Housing Bubble Risk – Favorable Markets

iBERIABANK Corporation™

Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07

Risk Characteristics
Interest Rate Risk
• Very Steep
Yield Curve
In 2001-05
• Since Mid-
2004, S/T
Rates Risen
Dramatically
• Sustained
Flat Curve
Environment
Currently
Fed Funds
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Fed Funds
2-Year
10-Year
20-Year
Fed Funds
10-Year
2-Year
20-Year

IBERIABANK Corporation™

Nonperforming Assets / Total Assets (%)
0.28%
0.44%
0.24%
0.57%
0.91%
0.42%
0.31%
0.37%
0.33%
0.34%
0.21%
0.21%
0.26%
0.25%
0.29%
0.27%
0.20%
0.21%
0.23%
0.21%
0.19%
0.16%
0.18%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07 Legacy

Risk Characteristics
Credit Risk - NPAs
• Improved
Nonperforming
Assets Ratio Of
0.16% At YE
• Peers Ratio At
0.40%
• Tends To Spike
Up At The Time
Of Mergers
• Strong Credit
Culture
Ratio Of Nonperforming Assets / Total Assets
Ratio Of Nonperforming Assets / Total Assets
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
Acadiana
Alliance
American
Horizons

Reserve Coverage Of Nonperforming Assets (Times)
2.0
1.2
2.6
1.3
0.9
2.0
2.6
2.2
2.5
2.5
4.1
4.0
3.2
3.3
3.2
3.4
7.0
6.3
5.7
6.0
5.7
6.0
5.2
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07 Legacy

Risk Characteristics
Credit Risk – Reserve Coverage
• Improved LLR
Coverage Of
Nonperforming
Assets Of 6.0x
At YE 2006
• Peers Ratio At
4 Times
(9/30/06)
• Conservative
Approach To
Addressing
Credit Issues
Reserve Coverage Of Nonperforming Assets
Reserve Coverage Of Nonperforming Assets
-
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
Acadiana
Alliance
American
Horizons
Katrina

IBERIABANK Corporation™

% Change In Population (2000-06)
U.S.
NW Arkansas
Baton Rouge
Little Rock
Lafayette
Memphis
Jonesboro
Tulsa
Houma
Shreveport
Dallas
St. Louis

Risk Characteristics
Population Growth
• The U.S.
Population
Grew Nearly 6%
• NW Arkansas
Grew 21% In
2000-06
• Baton Rouge,
Little Rock And
Lafayette
Strong
Population Growth 2000-06 In IBKC MSAs
Population Growth 2000-06 In IBKC MSAs
Mortgage
5.9%
21.3%
8.6%
6.9%
6.5%
5.8%
5.2%
4.4%
4.3%
2.9%
16.3%
3.6%
0%
5%
10%
15%
20%
25%

IBERIABANK Corporation™

# of Residential Properties For Sale
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07

Risk Characteristics
New Orleans Housing Market
• Increased
Number Of
Homes For Sale
In New Orleans
• Some Slowness
In The Market
As Supply Is
Exceeding
Demand
Source: The Katrina Index, April 12, 2007, Greater New Orleans Community Data Center
Homes For Sale In New Orleans MSA Parishes
Homes For Sale In New Orleans MSA Parishes
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
Orleans
St. Tammany
Jefferson
Others
Orleans
St. Tammany
Jefferson
Other Parishes In New
Orleans MSA

WEST
MIDWEST
NORTHEAST
Pacific
Mountain
West North Central
East North Central
Middle Atlantic
New England
WA
OR
CA
AK
HI
MT
ID
WY
NV
UT
CO
AZ
NM
ND
MN
SD
NE
IA
KS
MO
WI
MI
IL
IN
OH
NY
PA
NJ
ME
VT
NH
MA
CT
RI
TX
OK
AR
LA
KY
TN
MS
AL
WV
VA
DE
MD
DC
NC
SC
GA
FL
West South Central
East South Central
South Atlantic
SOUTH
Top 10 and D.C.
11-20
21-30
31-40
Bottom 10

Risk Characteristics
Price Appreciation Risk
• AR And OK
Are “Bottom
10”States In
Price Risk
• LA And TN
Are “Bottom
20” States In
Price Risk
Source: PMI Group, Winter 2007
States
States
With
With
Highest
Highest
And
And
Lowest
Lowest
Housing
Housing
Price
Price
Risk
Risk

IBERIABANK Corporation™

Quarterly Existing Home Sales Index (1Q98 = 100%)
220%
210%
200%
190%
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
80%
U.S.
AR
LA
TN
MS
FL
Arkansas
Tennessee
Mississippi
U.S.
Louisiana
Florida
1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06

Source: Bloomberg and IBERIABANK Corporation

Risk Characteristics Housing Bubble Risk • Existing Home Sales In AR And TN Have Held Up Better Than Many Other States Existing Home Sales – Existing Home Sales – By State By State

Strategic Initiatives

Strategic Initiatives
2006
• Recovery From Hurricanes Katrina And Rita
• Strategic Hires
• Branch Expansion Initiative
• Construction Lending In South Louisiana
• Arkansas Acquisitions
• Efficiency Improvements
• New Businesses

iBERIABANK Corporation™

Population In Parish
Jefferson
Orleans
St. Tammany
St. Charles
St. John
Plaquemines
St. Bernard

Strategic Initiatives
Recovery From Katrina
• Significant Drop In
Orleans And St.
Bernard Parishes
• Jefferson Parish
Minimally Down
• Strong Growth In
St. Tammany, St.
Charles And St.
John Parishes
New Orleans MSA Population Changes
New Orleans MSA Population Changes
Source: The Katrina Index, April 12, 2007, Greater New Orleans Community Data Center
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2000
Jul-05
Jul-06
(4%)
+4%
+5%
(51%)
(76%)
(22%)
+5%

Strategic Initiatives
Recovery From Katrina (Continued)
• 71% Respondents
Stated They Were
Keeping Homes
• Strongest In
Jefferson Parish
• More Departures In
St. Bernard, But
Many Staying In LA
• Many Undecided
• Only 6% Of Apps
Gone To Closing
Road Home Program Through April 5, 2007
Road Home Program Through April 5, 2007
74%
88%
39%
81%
55%
71%
9%
4%
35%
7%
18%
12%
2%
1%
4%
1%1%
2%
15%
7%
22%
11%
26%
14%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Keep Home Sell, Stay In LA Leave LA Undecided or n/a
Orleans
Jefferson
St. Bernard
St. Tammany
Plaquemines
Total
Source: Road Home Program, Through April 5, 2007
Source: The Katrina Index, April 12, 2007, Greater New Orleans Community Data Center

Strategic Initiatives
Recovery From Katrina - IBKC
New Orleans Pre-Storm New Orleans Post-Storm*
• 13 Offices (+86%)
• 114 Associates (+78%)
• $482 Million Loans (+52%)
• $399 Million Deposits (+24%)
• $214,000 Net Recoveries
Over Last 12 Months
• 7 Offices
• 64 Associates
• $318 Million Loans
• $322 Million Deposits
* Includes Northshore, LaPlace, Houma, And
Regional South

Strategic Initiatives
Strategic Hires
• Between June 1, 2005 And Year-End 2006, We Hired
71 Strategic Recruits
• Two-Thirds Were In Revenue-Producing Roles,
Including Market President (1), Commercial (11),
Construction (6), Mortgage (7), Retail Managers (14),
Private Bankers (4), And Investments (2)
• Significant Carrying Costs Were Incurred Until These
Individuals Achieve Full Productive Capacity

Strategic Initiatives
Branch Expansion
• 12 Branches In LA High Growth
• Commenced Post-Katrina
• Staged Completion
• Some Permitting Delays
• 5 Brick & Mortar Offices
• 7 Modular Offices
• $38 MM Loans, +15%
• $60 MM Deposits, +27%
• Branches Completed
$-
$10
$20
$30
$40
$50
$60
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Aggregate Deposits At New Branches
Aggregate Deposits At New Branches

IBERIABANK Corporation™

St. Louis
Fayetteville
Jonesboro
Tulsa
Memphis
Little Rock
Shreveport
Monroe
Dallas
Baton Rouge
Acadiana
New Orleans
Legend
IBERIABANK
Pulaski Bank
Pulaski / IBERIABANK Mortgage
Lenders/United Title

Strategic Initiatives Branch Expansion (Continued)

Strategic Initiatives
Construction In South LA
• Commenced In
Late 2006
• Focus On New
Orleans,
Northshore &
Baton Rouge
• Fundings Of
$13 Million
• Commitments
Of $25 Million
• Deposits Of
$1.4 Million
• On/Above Plan
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Jan-07 Feb-07 Mar-07 Apr-07
Production-Actual
Production-Plan
Funded-Actual
Funded-Plan
Fundings Actual
Plan
Plan
Actual
Monthly
Production

IBERIABANK Corporation™

Change In Population - Index At April 2000
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06

Strategic Initiatives
Acquisitions – Growth Markets
• We Focus On
Metropolitan
Markets
• LA And AR
Metro Markets
Are Showing
Good Growth
In Population
• Other Markets
In LA And AR
Showing Little
Growth
0.98
1.00
1.02
1.04
1.06
1.08
1.10
1.12
Arkansas - Metropolitan
LA - Metropolitan
Memphis
Louisiana - Other
Arkansas - Other
AR
Metropolitan
LA
Metropolitan
Memphis
LA - Nonmetropolitan
AR - Nonmetropolitan
Change
Change
In
In
Population
Population
Index
Index
–
–
Our
Our
Markets
Markets
Source: U.S. Census Data

Strategic Initiatives
Arkansas Acquisitions
• Pulaski Transaction Completed On Jan. 31, 2007,
And Conversions Completed On March 18, 2007
• Pocahontas Transaction Completed Feb 1, 2007, And
Conversions Completed On April 22, 2007
• $1.4 Billion Assets Acquired
• Approximately 700 People And 86 Offices
• Working Diligently To Achieve Projected Synergies

Strategic Initiatives
Efficiency Improvements
• Delayed To
Ensure Smooth
Conversions
• Savings And
Revenues
Identified
• Some Examples:
$5.8MM Personnel
$0.7MM Contracts
$1.7MM Revenues
• Est. Minimum
Aggregate EPS
Impact Of $0.22
In 2007
Projected Quarterly Acquisition Synergies
Projected Quarterly Acquisition Synergies
1Q07 2Q07 3Q07 4Q07

Strategic Initiatives
New Businesses
• Mortgage Banking Business Reaching $1 Billion In
Annual Production And 28 Offices
• Title Insurance Business Through Lenders Title And
United Title; Total Revenues Of $23 Million, 32
Offices And 306 Associates
• Credit Card Operations
• Trust And Investment Management

IBERIABANK Corporation™

St. Louis
Fayetteville
Jonesboro
Tulsa
Memphis
Little Rock
Shreveport
Monroe
Dallas
Baton Rouge
Acadiana
New Orleans
Legend
IBERIABANK
Pulaski Bank
Pulaski / IBERIABANK Mortgage
Lenders/United Title

Strategic Initiatives Acquisitions (Continued)

Investment Perspective

Price Per Share
Apr-95
Jul-95
Oct-95
Jan-96
Apr-96
Jul-96
Oct-96
Jan-97
Apr-97
Jul-97
Oct-97
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07

Investment Perspective
Share Price Since IPO
• April 1995 IPO
• Low Of $9.05
In Jan 2000
• Since Then, 5-
Fold Increase
• YE Closing
Price $59.05,
Up 16%
• Yesterday’s
Closing Price
Was $53.05,
(10%) Vs. YE
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00

IBERIABANK Corporation™

Stock Price Index (12/31/99 = 100)
550
500
450
400
350
300
250
200
150
100
50
0
IBKC
DJIA
S&P 500 Index
Nasdaq Banks Index
KBW Banks Index
Russell 2000 Index
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

Source: Bloomberg and IBERIABANK Corporation

Investment Perspective Share Price Versus Indexes • IBKC Has Consistently Beaten The Major Indexes & Bank Indexes Since YE 1999 • Small Cap Bank Stock Sector Has Sold Off In Early 2007

Investment Perspective
Share Repurchases
• Over 2.2 Million Shares Repurchased Since February 2000
• $77 Million Reinvested In Our Company
• Approximately 17,000 Shares Remaining To Be Purchased
• New Program Announced Authorizing Additional 300,000 Shares
Months To
Repurchase Program Announced Completed Complete Pre-Split Post-Split Pre-Split Post-Split
Feb. 2000 Program 2/17/00 12/11/00 10 300,000 375,000 17.87 $   14.30 $
Dec. 2000 Program 12/12/00 12/17/01 12 300,000 375,000 28.05 $   22.44 $
Dec. 2001 Program 12/18/01 12/2/02 11 300,000 375,000 37.77 $   30.22 $
Nov. 2002 Program 11/18/02 9/2/03 9 130,000 162,500 43.87 $   35.10 $
Sep. 2003 Program 9/17/03 6/24/04 9 300,000 375,000 58.05 $   46.44 $
Jun. 2004 Program 6/25/04 5/4/05 10 175,000 218,750 59.04 $   47.23 $
May 2005 Program 5/4/05 -- -- 286,360 357,950 64.38 $   51.50 $
Remaining To Be Completed 13,640 17,050
Current Authorized Program 300,000 375,000
Grand Total 1,791,360 2,239,200 42.98 $   34.38 $
Date Authorized Volume Average Cost

IBERIABANK Corporation™

Quarterly Dividend ($Per Share)
2Q95
3Q95
4Q95
1Q96
2Q96
3Q96
4Q96
1Q97
2Q97
3Q97
4Q97
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

Investment Perspective
Cash Dividends
• Raised Quarterly
Cash Dividend
Every Year
Since 1995 IPO
• Annual Cash
Dividend In 2006
Of $1.22, Up
22%
• Most Recent
Quarterly Cash
Dividend Up
14%
$-
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
$0.16
$0.18
$0.20
$0.22
$0.24
$0.26
$0.28
$0.30
$0.32
$0.34
1Q07 v 1Q06 = +14%
Quarterly Cash Dividends
Per share figures adjusted for 5-for-4 stock split effective August 15, 2005

Investment Perspective
Analyst Coverage
• FIG Partners, LLC
• FTN Midwest Securities Corp.
• Howe Barnes Hoefer & Arnett, Inc.
• Keefe Bruyette & Woods
• Robert W. Baird & Company
• Sidoti & Company
• Stanford Group Company
• Stephens, Inc.
• Sterne, Agee & Leach
• Stifel Nicolaus & Company
• SunTrust Robinson-Humphrey
•
Outperform
•
Neutral
•
Buy
•
Market Perform
•
Outperform
•
Neutral
•
Hold
•
Equal Weight
•
Buy
•
Buy
•
Buy

IBERIABANK Corporation™

Compounded Annual Total Return To Shareholders Compared To Peers

Since Year-End 1999

Compounded Annual Return To Shareholders (Since 12/31/99)
35%
30%
25%
20%
15%
10%
5%
0%
28%
Median = 13%
OZRK
IBKC
ALAB
HBHC
TIBB
FFIN
SBCF
CNB
CCBG
SFNC
WTNY
RNST
RF
BBT
FHN
BXS
SNV
TSFG
COF
FMFC
TRMK
Southeastern U.S. BHCs

Source: Bloomberg and IBERIABANK Corporation

Investment Perspective Total Return Versus Peers

Concluding Comments
• Legacy Franchise – Unique Position/Katrina Rebuild
• Initiatives Progressing, Though Delayed Somewhat
• Acquisitions And Conversions Completed--Risk Gone
• Synergies Identified And Execution In Process
• Seasonality Influence On Financials
• Significant Diversification (Business, Geographic)
• Minimal Construction/Land “Growth And Margin Risk”
• Reasonably Competitive Landscapes
• Demonstrated Shareholder Focus